WARRANT TO PURCHASE SHARES OF
                    COMMON STOCK OF SCHICK TECHNOLOGIES, INC.

                                                                  March 15, 2000
                                                      Long Island City, New York

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                       VOID AFTER 5:00 P.M., NEW YORK TIME
                              ON DECEMBER 27, 2006

     THIS CERTIFIES THAT for value received, DVI FINANCIAL SERVICES INC. ("DVI"), or its registered permitted assigns (together with DVI, hereinafter collectively referred to as the "Holder"), may subscribe for and purchase, subject to the terms and conditions hereof, from SCHICK TECHNOLOGIES, INC., a Delaware corporation (the "Company"), six hundred fifty thousand (650,000) shares of Common Stock of the Company, par value $0.01 per share (the "Common Stock"), at any time until 5:00 p.m. New York Time, on December 27, 2006 (the "Expiration Date"), at an exercise price which shall be equal to seventy-five ($0.75) cents per share of Common Stock (the "Exercise Price"). The number of shares of Common Stock issuable upon exercise of this Warrant, the Exercise Price, and the kind of securities issuable upon exercise of this Warrant, shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below. The shares of Common Stock issuable upon exercise of this Warrant, as adjusted from time to time, is sometimes referred to hereinafter as "Warrant Shares."

     1. Exercise Price and Expiration. (a) This Warrant may be exercised in whole or in part on any Business Day (as such term is hereinafter defined) at any time prior to the Expiration Date upon surrender to the Company, at its address for notices set forth in Section 8 of this Warrant (or at such other office of the Company, if any, or such other office of the Company's duly authorized agent for such purpose, as may be maintained by the Company for such purpose and so designated by the Company by written notice to the Holder prior to such exercise), together with the following: (i) a duly completed and executed Notice of Warrant Exercise in the form annexed hereto, and (ii) payment of the full Exercise Price for this Warrant or the portion thereof then being exercised. This Warrant and all rights and options hereunder shall expire on, and shall be immediately wholly null and void to the extent the Warrant is not properly exercised prior to the Expiration Date. As used in this Warrant the term "Business Day" shall mean the time period between 9:00 a.m. New York, New York Time and 5:00 p.m.

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New York, New York Time on any day other than any Saturday, Sunday, or any other day on which commercial banks in New York, New York are required or are authorized by law to close.

     (b) Such Exercise Price shall be paid in lawful money of the United States of America by bank cashier's check or by wire transfer of immediately available funds to such account as shall have been designated in writing by the Company to the Holder from time to time.

     (c) Upon the Holder's surrender of the Warrant and payment of the Exercise Price, the Company shall promptly issue and cause to be delivered to the Holder a certificate or certificates for the total number of whole shares of Common Stock for which this Warrant is then so exercised, as the case may be (adjusted to reflect the effect of the anti-dilution provisions contained in Section 2 of this Warrant, if any) in such denominations as are requested for delivery to the Holder, and the Company shall thereupon deliver such certificates to the Holder. The Holder shall be deemed to be the Holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. If, at the time this Warrant is exercised, a registration statement under the Securities Act is not then in effect to register under said Securities Act the Warrant Shares issuable upon exercise of this Warrant (together with any applicable state securities law registrations), the Company may require the Holder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration, unless the Company receives an opinion of counsel reasonably satisfactory to counsel to the Company to the effect that said securities may be freely traded without registration under the Securities Act.

     (d) If the Holder shall exercise this Warrant with respect to less than all of the Warrant Shares that may then be purchased under this Warrant, having taken into account any prior exercise of the Warrant, the Company shall promptly execute and deliver to the Holder a new warrant in the form of this Warrant for the balance of such Warrant Shares.

     2.   Certain Anti-dilution Adjustments.

     (a) If the Company shall (i) pay a dividend or make a distribution generally to all or substantially all holder of shares of Company Common Stock in the form of additional shares of Common Stock, (ii) subdivide or split or reverse split or consolidate the outstanding shares of Common Stock into a larger or smaller number of shares, (iii) effect an increase or decrease in the number of issued and outstanding shares of Common Stock without consideration, or (iv) effect a recapitalization which shall reclassify the outstanding shares of Common Stock into one or more classes of Common Stock, then the number of shares of Common Stock issuable upon exercise of this Warrant and the Exercise Price shall be equitably and proportionately adjusted immediately following the occurrence of any such event, and the Holder of record of this Warrant shall be given notice of the same at such Holder's address in the Company's books and records. An adjustment made pursuant to this Section shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or
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reclassification;  provided,  if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the exercise price shall be recomputed accordingly as of the close of business on such record date and thereafter such exercise price in effect shall be as adjusted pursuant to this Section as of the time of actual payment of such dividend or distribution.

     (b) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

     (c) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would result in an increase or decrease of at least one percent (1%) of the Exercise Price; provided that any adjustments which by reason of this paragraph (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (d) No adjustment in the number of Warrant Shares purchasable upon the exercise of this Warrant need be made under paragraph (b) or (c) if the Company issues or distributes to the holder of this Warrant the shares, rights, options, warrants or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the holder of this Warrant would have been entitled to receive had this Warrant been exercised prior to the happening of such event or the record date with respect thereto. In no event shall the Company be required or obligated to make any such distribution otherwise than in its sole discretion. No adjustment in the number of Warrant shares purchasable upon the exercise of this Warrant need be made for sales of Common Stock pursuant to a Subsidiary Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the Common Stock.

     (e) Subject to the terms set forth herein, DVI shall be entitled to purchase up to five percent (5%) of the Company's issued and outstanding Common Stock on a fully-diluted basis ("Anti-Dilution Rights"). In the event that the number of issued and outstanding shares of the Company's Common Stock is increased prior to the Expiration Date, then the number of shares of Common Stock issuable upon exercise of the Warrants and the Warrant Price shall be equitably adjusted to give effect to foregoing Anti-Dilution Rights. The foregoing Anti-Dilution Rights shall terminate, and have no further force and effect, once the loans by DVI to the Company, evidenced by two Second Amended and Restated Secured Promissory Notes of even date herewith in the respective principal amounts of $5,000,000 and $1,596,189 are repaid.

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     3.   Reorganization and Asset Sales.

     If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the capital stock of the Company to another corporation, or the sale of all or substantially all of the assets or properties of the Company to another corporation, shall be effected in such a manner so that Holder of Company Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Company Common Stock, then, and in such event, the following provisions shall apply:

     (a) Not more than 45 or less than 15 days prior to the consummation of any such reorganization, reclassification, consolidation, merger or sale (collectively, "Reorganization Transactions"), the Company shall notify the Holder of the Reorganization Transaction (at the same time notice of same shall be made generally available to the other Holders of Company Common Stock), describing in such notice in reasonable detail the terms of the Reorganization Transaction and the stock, securities or assets to be received with respect to or in exchange for Common Stock of the Company. In the event the Holder exercise this Warrant not more than 45 or less than 15 days prior to the consummation of the Reorganization Transaction, such Holder shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock (collectively, "Reorganization Consideration") on the same basis as the other Holder of Company Common Stock participating in the Reorganization Transaction as if such Holder had previously exercised this Warrant and held such number of Warrant Shares to which they are entitled based on the Exercise Price.

     (b) The Company shall not effect any such Reorganization Transaction unless prior to or simultaneous with the consummation thereof, the successor corporation (if other than the Company) resulting therefrom shall assume by written instrument executed and made available to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets, as, in accordance with the foregoing provisions, the Holder may be entitled to receive, any and all other liabilities and obligations of the Company hereunder. In the event the Holder of this Warrant shall not exercise the Warrant prior to or simultaneous with consummation of the Reorganization Transaction, such Holder shall be entitled to receive a warrant to purchase Common Stock in the successor corporation (if other than the Company) which shall be appropriately adjusted as to exercise price, number of shares which may be purchased thereunder and other terms, so as to equitably reflect the Reorganization Transaction and entitle the Holder to purchase that number of shares of Common Stock of the successor corporation equivalent in value to the consideration that such Holder would have received had Holder exercised this Warrant immediately prior to or simultaneously with such Reorganization Transaction.

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     4.   Notice of Adjustment.

     Whenever the Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted as herein provided, or the rights of the Holder shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the number of adjusted Warrant Shares in accordance with the provisions hereof and shall prepare a certificate signed by its Chief Executive Officer, or its President, or its Chief Financial Officer, setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of this Warrant or specifying the other shares of stock, securities, or assets receivable as a result of such changes in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the Holder copies of such officer's certificate together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of this Warrant.

     5.   Certain Representations of the Company.

     The Company represents that it has (i) all requisite power and authority to issue this Warrant and the Warrant Shares, and (ii) sufficient authorized and unissued shares of Common Stock to permit exercise of this Warrant.

     6. No Shareholder Rights. No Holder of this Warrant shall, as such, be entitled to vote or be deemed the holder of Common Stock or any other kind of securities of the Company, nor shall anything contained herein be construed to confer upon the Holder the rights of a shareholder of the Company or the right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting shareholders (except as otherwise expressly provided herein), or to receive dividends or subscription rights or otherwise, until the date of Holder' proper exercise of this Warrant as described herein.

     7. Notices. Any notice, demand, request, waiver or other communication under this Agreement must be in writing and will be deemed to have been duly given (i) on the date of delivery if delivered by hand to the address of the party specified below (including delivery by courier), or (ii) on the fifth day after deposit in the U.S. Mail if mailed to the party to whom notice is to be given to the address specified below, by first class mail, certified or registered, return receipt requested, First Class postage prepaid:

to the Company:

                         Schick Technologies, Inc.
                         31-00 47th Avenue
                         Long Island City, New York 11101
                         Attn:  Chief Executive Officer or President
the Holder:              DVI Financial Services Inc.
                         500 Hyde Park
                         Doylestown, Pennsylvania 18901
                         (after July 11, 2000, to:
                         2500 York Road
                         Jameson, Pennsylvania 18929)
                         Attn:  President

with a copy to:          DVI, Inc.
                         500 Hyde Park
                         Doylestown, Pennsylvania 18901
                          (after July 11, 2000, to:
                         2500 York Road
                         Jameson, Pennsylvania 18929)
                         Attn: Legal Department

Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change will be deemed to have been given until it is actually received by the party sought to be charged with its contents.

     8.   General.

     (a) This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws provisions.

     (b) Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant or constitute a part of this Warrant for any other purpose.

     (c) This Warrant may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument when instruments originally executed by each party shall have been received by the Company.

     (d) The Holder may surrender this Warrant to the Company in order to receive a number of replacement warrants in various denominations to purchase in the aggregate an equal number of Warrant Shares.

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

     IN WITNESS WHEREOF, the Company has duly executed this Warrant on and as of the date first set forth above.

                                            SCHICK TECHNOLOGIES, INC.

                                            By: _____________________________

                                            Name: ___________________________


                                  Page 7 of 8

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                                     NOTICE
                                       OF
                                WARRANT EXERCISE

TO SCHICK TECHNOLOGIES, INC.:

     The undersigned hereby irrevocably elects to exercise the Warrant and to purchase thereunder ________ full shares of Common Stock issuable upon the exercise of such Warrant.

     The Exercise Price for this warrant shall be paid by delivery of $___________ in cash as provided for in the Warrant.

     The undersigned requests that certificates for such Warrant Shares be issued in the name of:

              Name: _________________________________________________

              Address: ______________________________________________

              Employer I.D. or S.S. #: ______________________________

     If such number of Warrants shall not be all the Warrants evidenced by the Warrant document, the undersigned requests that a new document evidencing the Warrants not so exercised issued and registered in the name of and delivered to:


                                      ----------------------------------------
                                      Name

                                      ----------------------------------------
                                      Address
                                      ----------------------------------------
                                      Employer I.D. or Social Security Number

Date:
      ------------------              ----------------------------------------
                                      Signature
                                      (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)